Exhibit 32

                          CERTIFICATION PURSUANT TO
          SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, D. M. Ervine, Chairman, President, Chief Executive Officer and Chief Operating Officer of VSE Corporation ("the Company") and T.R. Loftus, Senior Vice President and Chief Financial Officer of the Company, certify that the Annual Report on Form 10-K/A for the year ended December 31, 2004 filed by the Company with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of VSE Corporation.

Date:	May 6, 2005


/s/ D. M. Ervine
___________________________
D. M. Ervine
Chairman, President,
Chief Executive Officer and
Chief Operating Officer


/s/ T. R. Loftus
___________________________
T. R. Loftus
Senior Vice President and
Chief Financial Officer
(Principal Accounting Officer)